INDEX TO EXHIBITS

Exhibit Number

Exhibit No. 23                                Consent of Deloitte & Touche LLP

17

Exhibit No. 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-155543 on Form S-8 of our report dated June 23, 2010, relating to the financial statements and supplemental schedule of Progress Energy 401(k) Savings & Stock Ownership Plan appearing in this Annual Report on Form 11-K of Progress Energy 401(k) Savings & Stock Ownership Plan for the year ended December 31, 2009.

/s/ Deloitte & Touche LLP

Raleigh, North Carolina
June 23, 2010

18